Exhibit 99.1

GM FINANCIAL CANADA LEASING LTD.,

as the Company

FINANCIALINX CORPORATION,

as Servicer

and

GMF CANADA LEASING TRUST,

as Issuer

and

DEUTSCHE BANK AG, CANADA BRANCH,

and

BMO NESBITT BURNS INC.,

as Administrative Agents

2011-A SERVICING SUPPLEMENT

Dated as of July 15, 2011

2011-A SERVICING SUPPLEMENT

i

2011-A SERVICING SUPPLEMENT

Exhibits

Exhibit A	-	Form of Servicer Report
Exhibit B	-	Form of Agreed Upon Procedures
Exhibit C	-	Form of Officer’s Certificate
Exhibit D	-	Customary Servicing Practices

ii

This 2011-A SERVICING SUPPLEMENT, dated as of July 15, 2011 (as amended, restated, supplemented or otherwise modified, this “2011-A Servicing Supplement”), is among GM Financial Canada Leasing Ltd, a corporation existing under the laws of Canada (the “Company”), FinanciaLinx Corporation, an Ontario corporation (“FinanciaLinx”, and in its capacity as servicer hereunder, the “Servicer”), Computershare Trust Company of Canada in its capacity as trustee of GMF Canada Leasing Trust, an Ontario trust (the “Issuer”) and each of Deutsche Bank AG, Canada Branch and BMO Nesbitt Burns Inc., as an Administrative Agent.

RECITALS

WHEREAS, the Company, the Servicer and the Issuer, have entered into a Servicing Agreement, dated as of July 15, 2011 (the “Basic Servicing Agreement”), which provides for, among other things, the servicing of Pool Assets by the Servicer; and

WHEREAS, the parties hereto acknowledge that in connection with the execution of a 2011-A Borrower Note Supplement dated as of July 15, 2011 (the “2011-A Borrower Note Supplement”) to the Credit and Security Agreement dated as of July 15, 2011 (the “Credit and Security Agreement”), each by and among the Company, the Servicer and the Issuer and, in the case of the 2011-A Borrower Note Supplement, certain other parties named therein, pursuant to which a Borrower Note (the “2011-A Borrower Note”) will be created, it is necessary and desirable to enter into a supplement to the Basic Servicing Agreement to provide for, among other things, the servicing of the Pool Assets allocated from time to time to the 2011-A Designated Pool by the Servicer.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETIVE PROVISIONS

SECTION 1.1 Definitions and Usage. Capitalized terms used in this 2011-A Servicing Supplement that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2011-A Borrower Note Supplement or, if not defined therein, in Appendix A to the Credit and Security Agreement. Section 1.2 of the Credit and Security Agreement refers to rules of construction and usage that are set out in Appendix A to the Credit and Security Agreement. Such rules are applicable to this Supplement and are incorporated by reference into this Supplement. For greater certainty, any reference to this Supplement, includes all Schedules, Exhibits and Appendices hereto, including Appendix 1 - Definitions.

ARTICLE II

SERVICING OF 2011-A DESIGNATED POOL

SECTION 2.1 Servicing of 2011-A Designated Pool.

The parties hereto agree that the Servicer shall service, administer and make collections on the 2011-A Designated Pool in accordance with the terms and provisions of the Basic Servicing Agreement, as amended and supplemented by the terms and provisions of this 2011-A Servicing Supplement.

SECTION 2.2 Identification of 2011-A Lease Agreements and 2011-A Leased Vehicles; Securitization Value.

(a) On each Allocation Date, the Servicer shall identify and allocate as 2011-A Borrower Note Assets certain Lease Agreements and the Leased Vehicles relating to such Lease Agreements (each, an “Allocation”). The Servicer shall calculate the Securitization Value for each 2011-A Lease Agreement as of its Cutoff Date.

(b) An updated list of all 2011-A Lease Agreements and 2011-A Leased Vehicles comprising the 2011-A Borrower Note Assets will be attached as a schedule to a notice (each, an “Allocation Notice”) delivered by the Servicer to the Company, the Issuer as Lender, the Indenture Trustee and to the Administrative Agents on each Allocation Date. The Servicer shall further update the Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to reflect all allocations to or reallocations from the 2011-A Designated Pool of 2011-A Borrower Note Assets pursuant to Section 2.6 of the 2011-A Borrower Note Supplement, all purchases of 2011A Lease Agreements by the Servicer pursuant to Section 2.5 and all disposals of 2011-A Lease Agreements in accordance with the Credit and Security Agreement and the 2011-A Borrower Note Supplement. On each Determination Date until the date (the “Final Date”) which is the later of (i) the date on which the 2011-A Trust Notes are no longer Outstanding or (ii) the Commitment Termination Date for all Committed Purchasers, the Servicer shall deliver an updated Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to the Company, the Issuer as Lender, the Indenture Trustee and to the Administrative Agents.

SECTION 2.3 Accounts.

(a) The Servicer shall establish and maintain, at all times until the Final Date, an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Company and subject to the Lien of the Credit and Security Agreement and to an Account Control Agreement (said account being called the “2011-A Borrower Note Collection Account” and being initially identified as “GM Financial Canada Leasing 2011-A Borrower Note Collection Account”, account no. 1641-368, transit no. 0002 at The Bank of Montreal). Deposits to and withdrawals from the 2011-A Borrower Note Collection Account shall be made as set forth in the 2011-A Servicing Agreement, the 2011-A Borrower Note Supplement and the 2011-A Indenture Supplement.

(b) The Servicer shall establish and maintain, at all times until the Final Date, an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Issuer and subject to the Lien of the Indenture (said account being called the “Indenture Collection Account” and being initially identified as “GMF Canada Leasing Trust 2011-A Indenture Collection Account”, account no. 1991-421, transit no.0002 at The Bank of Montreal). Deposits to and withdrawals from the Indenture Collection Account shall be made as set forth in the 2011-A Borrower Note Supplement and the 2011-A Indenture Supplement.

(c) The Servicer shall establish and maintain, from and after the time that funds are required to be deposited therein pursuant to Section 2.6(d) until the Final Date, an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Company, and subject to the Lien of the Credit and Security Agreement and to an Account Control Agreement (said account being called the “2011-A Retained Payments Ahead Account”).

(d) The Servicer shall establish and maintain, from and after the time that funds are required to be deposited therein pursuant to Section 2.6(e) until the Final Date, an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Company, and subject to the Lien of the Credit and Security Agreement and to an Account Control Agreement (said account being called the “2011-A Security Deposit Account”).

(e) The Servicer shall establish and maintain, at all times until the Final Date, an Eligible Deposit Account in the name of the Indenture Trustee, for the benefit of the Company, and subject to the Lien of the Credit and Security Agreement and subject to an Account Control Agreement (said account being called the “2011-A Cash Reserve Account” and being initially identified as “GM Financial Canada Leasing 2011-A Cash Reserve Account”, account no. 1641-376, transit no. 0002 at The Bank of Montreal). Deposits to and withdrawals from the 2011-A Cash Reserve Account shall be made as set forth in the 2011-A Borrower Note Supplement and the 2011-A Indenture Supplement

(f) All monies deposited from time to time in the 2011-A Deposit Accounts pursuant to this 2011-A Servicing Supplement and the other Related Documents shall be applied solely to the purposes herein and therein provided. Notwithstanding that each of the 2011-A Deposit Accounts (other than the Indenture Collection Account) are established and maintained in the name of the Indenture Trustee, all monies deposited in any such 2011-A Deposit Accounts (including all Investment Earnings from any amounts deposited therein from time to time) are beneficially owned by the Borrower. If any 2011-A Deposit Account shall cease to be an Eligible Deposit Account, the Servicer shall, as necessary, cause, or assist the Indenture Trustee in causing, such 2011-A Deposit Account to be moved to an institution at which it shall be an Eligible Deposit Account within five Business Days (or such longer period as the Issuer and the Administrative Agents may permit).

SECTION 2.4 General Provisions Regarding Accounts.

(a) So long as no Event of Default shall have occurred and be continuing, all or a portion of the funds in the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account and the Indenture Collection Account shall be invested by the Servicer in the name and on behalf of the Company or the Issuer, as applicable, in Permitted Investments that mature no later than the next Payment Date in the Collection Period following the Collection Period during which the investment is made. All income or other gain from investments of monies deposited in the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account and the Indenture Collection Account during a Collection Period shall be deposited into the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account or the Indenture Collection Account, as applicable, on the related Payment Date, and any loss resulting from such investments shall be charged to the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account or the Indenture Collection Account, as applicable.

The Servicer will not make any investment of any funds or sell any Permitted Investment held in the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account and the Indenture Collection Account unless the Lien granted and perfected in the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account and the Indenture Collection Account will continue to be perfected in such Permitted Investment or the proceeds of such sale, in either case without any further action by any Person. Except as directed by the Required Noteholders after the occurrence and during the continuance of an Event of Default, no such Permitted Investment shall be sold prior to maturity.

(b) If (i) the Servicer shall have failed to invest funds on deposit in the 2011-A Borrower Note Collection Account, the 2011-A Cash Reserve Account or the Indenture Collection Account by 12:00 noon, Toronto time (or such other time as may be agreed by the Issuer and the Administrative Agents) on any Business Day or (ii) an Event of Default shall have occurred and be continuing but the 2011-A Trust Notes shall not have been declared due and payable pursuant to Section 5.2 of the 2011-A Indenture Supplement or (iii) if the 2011-A Trust Notes shall have been declared due and payable following an Event of Default but amounts collected or receivable from the Series Collateral are being applied as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in any of the 2011-A Deposit Accounts in Permitted Investments of the type described in clause (a) of the definition thereof.

(c) Subject to Section 6.1(c) of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the 2011-A Deposit Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee as obligor as a result of the Indenture Trustee’s failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

SECTION 2.5 Reallocation and Repurchase of 2011-A Lease Agreements and 2011-A Leased Vehicles; Purchase of Matured Vehicles.

(a) In the event the Servicer (i) grants an extension with respect to any 2011-A Lease Agreement that is inconsistent with the Customary Servicing Practices or that extends the term of such 2011-A Lease Agreement past the then-current Final Payment Date or (ii) modifies any 2011-A Lease Agreement to change the related Contract Residual Value or Monthly Payment, the Servicer shall, on the Deposit Date related to the Collection Period in which such extension was granted or modification was made, as applicable, cause the reallocation of the affected 2011-A Lease Agreement and the related 2011-A Leased Vehicle to the Residual Pool by depositing, on behalf of the Company, on such Deposit Date to the 2011-A Borrower Note Collection Account an amount equal to the Reallocation Price with respect to such 2011-A Lease Agreement and the related 2011-A Leased Vehicle.

(b) Upon discovery by the Company, the Issuer, the Servicer or an Administrative Agent that:

(A)	any representation or warranty contained in an Officer’s Certificate delivered pursuant to Section 2.11 was incorrect in respect of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle as of the applicable Cutoff Date with respect to such 2011-A Lease Agreement; or

(B)	any 2011-A Lease Agreement or the related 2011-A Leased Vehicle did not satisfy the respective criteria in Exhibit X to Appendix A to the 2011-A Borrower Note Supplement as of the applicable Cutoff Date with respect to such 2011-A Lease Agreement, in either case, in a manner that materially adversely affects the interest of the Issuer or the Noteholders in such 2011-A Lease Agreement or such 2011-A Leased Vehicle, the entity discovering such incorrectness (if other than the Servicer or the Company) shall give prompt written notice to the Servicer and the Company. On or before the Payment Date following the Collection Period in which the Servicer or the Company discovers or is notified of such incorrectness, the Servicer and the Company shall cure in all material respects the circumstance or condition with respect to which the representation or warranty was incorrect as of the applicable Cutoff Date or that resulted in such 2011-A Lease Agreement or the related 2011-A Leased Vehicle not satisfying such criteria as of the applicable Cutoff Date. If the Servicer or the Company does not cure such circumstance or condition by such Payment Date, the Servicer shall cause the reallocation of the affected 2011-A Lease Agreement and the related 2011-A Leased Vehicle to the Residual Pool upon the deposit by the Company (and the Company shall on such Payment Date deposit) to the 2011-A Borrower Note Collection Account on such Payment Date an amount equal to the Reallocation Price with respect to such 2011-A Lease Agreement and the related 2011-A Leased Vehicle.

(c) The requirement on the part of the Servicer and the Company to make the payments contemplated by Section 2.5(a) and (b) shall be the sole remedy of the Issuer, the Administrative Agents, the Indenture Trustee and any Noteholders with respect to the occurrence of any condition requiring such a payment under Section 2.5(a) and (b), whether or not there is a breach of any representation or warranty or covenant contained herein or in any other Related Documents as a result of the occurrence of such condition, and upon the making of such payment, any such breach shall be cured and any Servicer Default or Event of Default that occurred solely as a result of such breach shall be deemed to not have occurred or to be continuing.

(d) [Reserved].

(e) The Servicer shall provide written notice to the Company, the Issuer, the Indenture Trustee and the Administrative Agents of each reallocation to the Residual Pool of a 2011-A Lease Agreement and the related 2011-A Leased Vehicle pursuant to Section 2.5(a) or

(b) that was made during a Collection Period in the Servicer Report that is delivered for such Collection Period by delivering an updated Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles.

(f) [Reserved].

(g) The obligation of the Servicer under this Section 2.5 shall survive any termination of the Servicer hereunder.

SECTION 2.6 2011-A Designated Pool Collections.

(a) The Servicer shall, with respect to all 2011-A Designated Pool Collections, from time to time determine the amount of such 2011-A Designated Pool Collections and during each Collection Period shall deposit all such 2011-A Designated Pool Collections in the 2011-A Borrower Note Collection Account when required pursuant to clause (b).

(b) Notwithstanding Section 2.7(b) of the Basic Servicing Agreement, the Servicer shall remit, or shall cause its agent or any applicable Subservicer to remit, to the 2011-A Borrower Note Collection Account all 2011-A Designated Pool Collections by the close of business on the second (2nd) Business Day after receipt thereof or, in the case of 2011-A Designated Pool Collections received by the Servicer, such agent or such Subservicer for which the Servicer, such agent or such Subservicer, as applicable, does not have all Payment Information by the close of business on such second (2nd) Business Day, by the close of business on the day on which all such Payment Information is received. Pending deposit into the 2011-A Borrower Note Collection Account, 2011-A Designated Pool Collections may be employed by the Servicer at its own risk and for its own benefit and need not be segregated from its own funds.

(c) On each Allocation Date, the Servicer shall remit to the 2011-A Borrower Note Collection Account all 2011-A Designated Pool Collections with respect to the 2011-A Lease Agreements being allocated to the 2011-A Designated Pool on such Allocation Date that were received by the Servicer during the period commencing on the related Cutoff Date and ending on the second Business Day prior to such Allocation Date.

(d) Notwithstanding Section 2.7(b)(vi) of the Basic Servicing Agreement, upon the termination of FinanciaLinx as Servicer in respect of the 2011-A Designated Pool pursuant to Section 2.10(c), the Company shall deposit an amount equal to the Retained Payment Ahead in respect of all Lease Agreements then forming part of the 2011-A Borrower Note Assets to the 2011-A Retained Payments Ahead Account, and to the extent any such amounts have then already been remitted by the Company to the FinanciaLinx as Servicer and then remain unapplied by it, FinanciaLinx shall promptly deposit such amounts to the 2011-A Retained Payments Ahead Account. Any such Retained Payment Ahead shall be applied by the Successor Servicer in accordance with Section 2.7(b)(vi) of the Basic Servicing Agreement.

(e) Notwithstanding Section 2.7(c) of the Basic Servicing Agreement, upon the termination of FinanciaLinx as Servicer in respect of the 2011-A Designated Pool pursuant to Section 2.10(c), the Company shall deposit an amount equal to all Security Deposits in respect of the 2011-A Borrower Note Assets (or the remaining unapplied portion thereof) to the 2011-A

Security Deposit Account, and to the extent any such amounts have then already been remitted by the Company to FinanciaLinx as Servicer and then remain unapplied by it, FinanciaLinx shall promptly deposit such amounts to the 2011-A Security Deposit Account. Any such Security Deposits shall be applied by the Successor Servicer in accordance with Section 2.7(c) of the Basic Servicing Agreement.

SECTION 2.7 Servicing Compensation. As compensation for the performance of its obligations under the 2011-A Servicing Agreement, on each Payment Date, the Servicer shall be entitled to receive a fee for its performance during the immediately preceding Collection Period (the “Designated Pool Servicing Fee”) in accordance with Article 5 of the 2011-A Borrower Note Supplement in an amount equal to the product of (i) one-twelfth (1/12th) times (ii) the Servicing Fee Rate times (iii) the weighted average Aggregate Securitization Value during such Collection Period.

SECTION 2.8 Third Party Claims. In addition to the requirements set forth in Section 2.14 of the Basic Servicing Agreement, upon learning of a Claim or Lien of whatever kind of a third party that would be likely to have a material adverse effect on the interests of the Issuer with respect to the 2011-A Borrower Note Assets, the Servicer shall immediately notify the Issuer and the Administrative Agents of any such Claim or Lien.

SECTION 2.9 Reporting by the Servicer; Delivery of Certain Documentation; Inspection.

(a) Not later than 11:00 a.m. (Toronto time) on each Determination Date, the Servicer shall deliver to the Issuer, the Company, the Indenture Trustee and the Administrative Agents a Servicer Report for the related Collection Period. Notwithstanding Section 3.2(a) of the Basic Servicing Agreement, the Servicer shall deliver such Servicer Reports on each Determination Date until the later of (i) the date on which the 2011-A Trust Notes are no longer Outstanding or (ii) the Commitment Termination Date for all Committed Purchasers.

(b) The Servicer shall cause the Independent Accountants to deliver to the Issuer, the Company and the Administrative Agents: (i) on or before the one hundred and eightieth (180th) day following the 2011-A Closing Date and (ii) in each successive calendar year, beginning in 2012, by the anniversary of such date, with respect to the prior calendar year (or such other period in the case of the first such report), a report on the application of agreed upon procedures (such procedures to be substantially similar to those set forth in the letter attached as Exhibit B), which will include testing of and application of such procedures to the applicable Subservicer, if any.

(c) The Servicer shall cause the Independent Accountants to deliver to the Issuer, the Company and the Administrative Agents, on or before April 30 (or 120 days after the end of GMF’s fiscal year, if other than December 31) of each year, beginning on April 30, 2012 with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the 2011-A Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the “Accountants’ Report”) addressed to the Board of Directors of GMF, to the effect that such firm has audited the books and records of GMF, in which each of the Servicer and the Performance Guarantor is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of GMF and that (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances and (2) the firm is independent of GMF within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

(d) In addition to the Servicer Report, the Servicer shall deliver to the Issuer, the Company and the Administrative Agents, on or before March 31 (or 90 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning March 31, 2012 an Officer’s Certificate, dated as of March 31 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period in the case of the first such report as shall have elapsed from the 2011-A Closing Date to the date of the first such Officer’s Certificate) and of its performance under the 2011-A Servicing Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under the 2011-A Servicing Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(e) The Servicer shall deliver copies of all reports, notices and certificates delivered by it pursuant to the 2011-A Servicing Agreement to the Issuer, the Company and the Administrative Agents on the date or dates due; provided that, in the case of any notice of material failure given pursuant to Section 2.2(a) of the Basic Servicing Agreement with respect to the 2011-A Borrower Note, such notice shall also be sent to the Indenture Trustee.

(f) Once during each calendar year (commencing in 2012), at such times during normal business hours as are reasonably convenient to the Company or the Servicer, as the case may be, at the sole cost and expense of (x) the Company, so long as no audit has been or will be conducted during such calendar year in connection with the report that is required to be delivered pursuant to Section 2.9(b) or Section 5.1(f) of the Note Purchase Agreement or (y) otherwise, the Administrative Agents, in either case, upon reasonable request of the Administrative Agents (on behalf of the Purchasers) and at least thirty (30) days prior written notice to the Company or the Servicer, as the case may be, the Company or the Servicer, as the case may be, shall permit Protiviti Inc. or any other nationally recognized independent audit firm that is selected by the Administrative Agents (the “Audit Firm”) to conduct, on behalf of the Administrative Agents, the Agents and the Purchasers, audits or to visit and inspect any of the properties of the Company or the Servicer where its records are located, as the case may be, to examine such records, internal controls and procedures maintained by the Company or the Servicer, as the case may be, and take copies and extracts therefrom, to discuss the Company’s or the Servicer’s, as the case may be, affairs with its officers and employees (which employees, except after the occurrence and during the continuation of a Servicer Default or an Event of Default, shall be designated by the Company or the Servicer, as the case may be) and to perform certain agreed upon procedures agreed upon by the Servicer and the Administrative Agents; provided, that if an Administrative Agent requests additional audits, visits or inspections by any such Audit Firm other than as set forth above prior to the occurrence of an Event of Default, such additional audit, visit or inspection shall be at the expense of such Administrative Agent; provided, further that after the occurrence and during the continuation of an Event of Default, (x) the Audit Firm (acting at the direction of the Administrative Agents) shall be permitted to conduct an unlimited number of audits, visits or inspections during a calendar year pursuant to this Section, (y) the Administrative Agents shall only be required to provide five (5) days prior written notice to the Company or the Servicer of any audit, visit or inspection pursuant to this Section and (z) all audits, visits or inspections by the Audit Firm pursuant to this Section shall be at the sole cost and expense of the Company (other than as explicitly set forth in this Section). The Company or the Servicer, as the case may be, hereby authorizes such officers and employees to discuss with the Audit Firm the affairs of the Company or the Servicer, as the case may be. To the extent liable therefor as provided above in this Section 2.9(f), the Company shall reimburse the Administrative Agents for all reasonable fees, costs and expenses incurred by or on behalf of the Purchasers in connection with the foregoing actions by the Audit Firm promptly upon receipt of a written invoice therefor. Any audit provided for herein shall be conducted in accordance with Company’s or the Servicer’s, as the case may be, rules respecting safety and security on its premises and without materially disrupting operations. Nothing in this Section shall affect the obligation of the Servicer and the Company to observe any Applicable Law prohibiting the disclosure of information regarding the Lessees, and the failure of the Servicer and the Company to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 2.10 Servicer Defaults; Termination of the Servicer.

(a) Each of the following acts or occurrences constitutes a “Servicer Default” under the 2011-A Servicing Agreement with respect to the 2011-A Borrower Note:

(i) any failure by the Servicer to deposit in the 2011-A Borrower Note Collection Account any required payment, any failure by the Servicer to make or cause the Company to make any required payments from the 2011-A Borrower Note Collection Account on account of the 2011-A Borrower Note or any failure of the Servicer to make any required payment under any other Related Document, which failure continues unremedied for a period of two (2) Business Days;

(ii) any failure by the Servicer duly to observe or to perform its obligations under Section 2.9(a), which failure shall continue unremedied for a period of two (2) Business Days;

(iii) any failure by the Servicer duly to observe or to perform any covenants or agreements of the Servicer set forth in the 2011-A Servicing Agreement or any other Related Document (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure shall continue unremedied for a period of thirty (30) days after written notice of such failure is received by the Servicer from the Issuer, the Indenture Trustee or an Administrative Agent or after discovery of such failure by the Servicer;

(iv) any representation or warranty made or deemed made by the Servicer in the 2011-A Servicing Agreement or in any other Related Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect in any manner that materially and adversely affects the interests of the Issuer, the Noteholders of the 2011-A Trust Notes or the other 2011-A Secured Parties on or as of the date made or deemed made which failure, if capable of being cured, has not been cured for a period of thirty (30) days after written notice of such breach is received by the Servicer from the Issuer, the Indenture Trustee or an Administrative Agent or after discovery of such breach by the Servicer;

(v) an Insolvency Event occurs with respect to the Servicer or the Performance Guarantor; or

(vi) an Event of Default shall occur and be continuing.

(b) Promptly after having obtained knowledge of any Servicer Default, but in no event later than two (2) Business Days thereafter, the Servicer shall deliver to the Issuer, the Indenture Trustee, each Hedge Counterparty and the Administrative Agents, written notice thereof in an Officer’s Certificate, accompanied in each case by a description of the nature of the default and the efforts of the Servicer to remedy the same.

(c) In addition to the provisions of Section 4.1(d) of the Basic Servicing Agreement, if a Servicer Default shall have occurred and be continuing with respect to the 2011-A Borrower Note, the Issuer on behalf of the Company shall, at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders, by notice given to the Servicer, terminate the rights and obligations of the Servicer under the 2011-A Servicing Agreement in accordance with such Section and, with the consent of the Required Noteholders, appoint a Successor Servicer to fulfill the obligations of the Servicer hereunder in respect of the 2011-A Lease Agreements and 2011-A Leased Vehicles. Any such Person shall accept its appointment by a written assumption in a form acceptable to the Required Noteholders, which written assumption may modify the duties of such Person as Servicer hereunder. In the event the Servicer is removed as servicer of the 2011-A Borrower Note Assets, (i) the Servicer shall, and shall cause the Company to, comply with Section 2.6(d) with respect to Retained Payments Ahead and with Section 2.6(e) with respect to Security Deposits, (ii) the Servicer shall deliver or cause to be delivered to or at the direction of the Successor Servicer all Lease Documents with respect to the 2011-A Lease Agreements and the 2011-A Leased Vehicles that are then in the possession or control of the Servicer and (iii) the Servicer shall deliver to the Successor Servicer all of its servicing records, whether maintained by the Servicer or by a Subservicer, containing as of the close of business on the date of demand all of the data maintained by the Servicer or by a Subservicer, in computer format in connection with servicing the 2011-A Borrower Note Assets.

(d) Notwithstanding the provisions of Section 4.1(d) or (f) of the Basic Servicing Agreement, with respect to any Servicer Default, only the Issuer, acting at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders, may waive any default of the Servicer in the performance of its obligations under the 2011-A Servicing Agreement and its consequences with respect to the 2011-A Borrower Note and, upon any such waiver, such default shall cease to exist and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of the 2011-A Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

(e) Notwithstanding the provisions of Section 4.1(d) of the Basic Servicing Agreement, with respect to the occurrence of a Residual Pool Servicer Default, the Company shall not terminate the Servicer as servicer of the Residual Pool at any time that such Servicer is also the servicer of the 2011-A Designated Pool, without the consent of the Issuer, acting at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders; provided, however, that if (i) the Servicer is a Successor Servicer and is not an Affiliate of FinanciaLinx and (ii) a Residual Pool Servicer Default with respect to such Successor Servicer has occurred and is continuing, the Company may exercise any and all of its rights of termination provided for in Section 4.1(d) with respect to such Successor Servicer’s servicing of the Residual Pool, without the consent of the Issuer, the Indenture Trustee, the Administrative Agents or the Required Noteholders.

SECTION 2.11 Representations and Warranties. As a condition to each advance under the 2011-A Borrower Note by the Issuer pursuant to the Credit and Security Agreement and the 2011-A Borrower Note Supplement, on or prior to each Allocation Date, the Servicer shall deliver to the Issuer, the Company, the Indenture Trustee and the Administrative Agents an Officer’s Certificate dated such Allocation Date, substantially in the form of Exhibit C, to the effect that (i) the representations and warranties set forth in Section 5.1 of the Basic Servicing Agreement were true and correct as of the date of such certificate (except that references to “this Agreement” shall be deemed to refer to the Basic Servicing Agreement, as supplemented by the 2011-A Servicing Agreement) and (ii) the following additional representations are true and correct as of the date of such Officer’s Certificate (or, in the case of the representation and warranty made pursuant to Section 2.11(a), to the extent such representation and warranty expressly relate to an earlier date, as of such earlier date):

(a) Accuracy of Information. All information heretofore furnished by the Servicer or any of its Affiliates (other than the Company) to the Issuer, the Indenture Trustee, the Administrative Agents, any Agent, any Hedge Counterparty or any of the Noteholders for purposes of or in connection with the 2011-A Servicing Agreement or any of the other Related Documents or any transaction contemplated hereby or thereby is, and all information hereafter furnished by the Servicer or any of its Affiliates (other than the Company) to the Issuer, the Indenture Trustee, the Administrative Agents, any Agent or any of the Noteholders will be, (i) true and accurate in every material respect on the date such information is stated or certified and (ii) does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein misleading, in the case of each of (i) and (ii) when taken together with all other information provided on or prior to such date;

(b) No Servicer Default. No Servicer Default or event which with the giving of notice or lapse of time, or both, would become a Servicer Default has occurred and is continuing; and

(c) Compliance with Customary Servicing Practices. In the case of the Servicer, in servicing each such Lease Agreement, the Servicer has complied with the Customary Servicing Practices and has not made any changes to the Customary Servicing Practices other than in accordance with Section 2.17.

SECTION 2.12 Custody of Lease Documents. Pursuant to Section 2.3 of the Basic Servicing Agreement, the Servicer will act as initial custodian of the Lease Documents relating to the 2011-A Designated Pool, as agent and bailee for the benefit of the Issuer, as a secured party with Liens therein. All Lease Documents relating to the 2011-A Designated Pool shall be identified and maintained in such a manner so as to permit retrieval and access. If a Successor Servicer has been appointed hereunder, the Servicer shall promptly deliver all such Lease Documents to the Successor Servicer. If the Servicer is terminated under the 2011-A Servicing Agreement upon the occurrence of a Servicer Default, the costs associated with transferring all such Lease Documents shall be paid by the Servicer.

SECTION 2.13 [Reserved].

SECTION 2.14 Appointment of Subservicers; Liability of Successor Servicer.

(a) Until the Final Date, the Servicer shall not, without the prior written consent of the Issuer, acting at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders, appoint any Subservicer with respect to the 2011-A Designated Pool.

(b) No Successor Servicer will have any responsibility and will not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Supplement if such failure or delay results from such Successor Servicer acting in accordance with information prepared or supplied by any Person other than the Successor Servicer or the failure of any such other Person to prepare or provide such information. No Successor Servicer will have any responsibility for, and will not be in default and will incur no liability for, (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by such Successor Servicer from any third party, (iii) the invalidity or unenforceability of any 2011-A Lease Agreement under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any 2011-A Lease Agreement or 2011-A Leased Vehicle, or (v) the acts or omissions of any successor to it as Successor Servicer (with respect to the Successor Servicer).

(c) [Reserved].

SECTION 2.15 Merger or Consolidation of, or Assumption of Obligations of the Servicer.

(a) Notwithstanding the provisions of Section 5.3 of the Basic Servicing Agreement, the Servicer shall not consolidate with or amalgamate or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, or permit any other Person to become a successor to the Servicer’s servicing business, unless (a) such Person is a resident of Canada for purposes of the ITA and is owned, directly or indirectly, by GMF or an Affiliate of or successor to GMF and the debt ratings of GMF, such Affiliate or such successor is not lower than those of GMF before giving effect to such transaction, (b) immediately after giving effect to such transaction, no Servicer Default shall have occurred and be continuing and (c) the Servicer shall have delivered to the Issuer, the Indenture Trustee and the Administrative Agents an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger or succession and any related agreement of assumption comply with Section 5.3 of the Basic Servicing Agreement and this Section 2.15 and that all conditions precedent provided for in the 2011-A Servicing Agreement relating to such transaction have been complied with.

SECTION 2.16 Pull Ahead Program.

(a) [Reserved].

(b) The Servicer hereby agrees that, notwithstanding the provisions of the Basic Servicing Agreement, no Lessee under a 2011-A Lease Agreement will be permitted to participate in any Pull Ahead Program unless it has paid all amounts due and payable under the related 2011-A Lease Agreement (other than (i) Excess Mileage/Wear and Tear Fees, which shall be charged to such Lessee to the extent applicable in accordance with the terms of such 2011-A Lease Agreement and the Customary Servicing Practices, and (ii) Monthly Payments that are waived in connection with such Lessee’s participation in the Pull Ahead Program and in connection with which a Pull Ahead Payment is received by the Company or by the Servicer on its behalf) on or before the date that such 2011-A Lease Agreement would terminate pursuant to the Pull Ahead Program.

SECTION 2.17 Customary Servicing Practices. A copy of the Customary Servicing Practices as of the date of this Supplement is attached hereto as Exhibit D. The Servicer will not modify such Customary Servicing Practices in a manner that would be materially adverse to the 2011-A Borrower Noteholder or the Noteholders without the prior written consent of the Issuer, acting at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders.

SECTION 2.18 ALG Residual Values. The Servicer shall determine the ALG Residual Values with respect to each 2011-A Lease Agreement in accordance with this Section 2.18. In connection with the initial allocation of a Lease Agreement to the 2011-A Designated Pool pursuant to Section 2.2, the Servicer shall determine the ALG Residual Value with respect to such Lease Agreement as of a date that is no more than sixty (60) days prior to the Cutoff Date with respect to such Lease Agreement using the most recent Automotive Lease Guide then available. The Servicer shall periodically redetermine the ALG Residual Value with respect to the 2011-A Lease Agreements on each Determination Date that follows (i) the most recent March 31, as of such March 31, (ii) the most recent June 30, as of such June 30, (iii) the most recent September 30, as of such September 30, (iv) the most recent December 31, as of such December 31 and (v) the last day of the calendar month in which the most recent Reallocation Date occurred (if as a result of such Reallocation the Borrower Note Balance of the 2011-A Borrower Note was reduced by more than 20% of the Borrower Note Balance immediately prior to such Reallocation), as of the last day of such calendar month in which such Reallocation Date occurred.

SECTION 2.19 Resignation of the Servicer. Notwithstanding Section 5.4 of the Basic Servicing Agreement, the Servicer shall not resign as Servicer under the 2011-A Servicing Agreement, except if it is prohibited by law from performing its obligations in respect of the 2011-A Borrower Note Assets under the Basic Servicing Agreement or hereunder and delivers to the Issuer, the Indenture Trustee, the Company and the Administrative Agents an Opinion of Counsel to such effect concurrently with the delivery of any notice of resignation pursuant to Section 5.4 of the Basic Servicing Agreement and either (i) the replacement Servicer of the 2011-A Designated Pool shall be acceptable to the Issuer, acting at the direction of the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders or (ii) pursuant to an order of a court of competent jurisdiction obtained by such resigning Servicer providing for the appointment of a replacement Servicer of the 2011-A Designated Pool.

SECTION 2.20 Indemnity to Company.

(a) Without limiting any other rights which any such Person may have hereunder or under Applicable Law and notwithstanding the limitation on liability of the Servicer under Section 5.2(a) of the Basic Servicing Agreement, the Servicer hereby agrees to indemnify the Borrower forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable legal fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) which the Borrower may be required to pay pursuant to Section 2.6 of the Note Purchase Agreement, arising out of or relating to:

(i) the breach of any representation or warranty made by the Servicer (or any of its officers) (in any capacity) under or in connection with the 2011-A Servicing Agreement, the Note Purchase Agreement or the other Related Documents, any Servicer’s Report, Borrowing Base Confirmation or any other information, report or certificate delivered by it (in any capacity) pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the breach of any of its covenants, agreements or obligations under or in connection with the 2011-A Servicing Agreement, the Note Purchase Agreement or the other Related Documents;

(iii) its failure to comply in any material way with any Applicable Law with respect to any 2011-A Lease Agreement or the related 2011-A Leased Vehicle, or the nonconformity of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle with any such Applicable Law;

(iv) any dispute, claim, offset or defense (other than pursuant to applicable legislation relating to bankruptcy or insolvency) of a Lessee to the payment of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle (including a defense based on such 2011-A Lease Agreement not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms), which dispute, claim, offset or defense arises as a result of the actions or omissions of the Servicer;

(v) any failure of the Servicer, to perform its duties or obligations in accordance with the provisions of the Servicing Agreement or any provision contained in any Related Document;

(vi) the commingling of the proceeds of the Collateral at any time with other funds;

(vii) the failure to have filed, or any delay in filing, financing statements or other similar documents under the PPSA of any applicable jurisdiction;

(viii) any investigation, litigation or proceeding related to or arising from this Agreement or the other Related Documents or the transactions contemplated hereby or thereby in which any Indemnitee (as defined in the Note Purchase Agreement) becomes involved as a result of any such transactions and the actions or omissions of the Servicer; or

(ix) any of its actions or omissions, other than as expressly permitted or required by the Related Documents, that reduces or impairs the rights of the Issuer or any Noteholder with respect to any 2011-A Lease Agreement or 2011-1 Leased Vehicle, the 2011-A Borrower Note, the 2011-A Trust Notes or the ability to collect the Lease Balance of any 2011-A Lease Agreement.

SECTION 2.21 Separate Existence. The Servicer, in its personal capacity, shall take all reasonable steps to maintain the Company’s and FinanciaLinx’s identities, and the identities of the Issuer and FinanciaLinx, as separate legal entities, and shall make it manifest to third parties that each of the Company and the Issuer is an entity with assets and liabilities distinct from those of FinanciaLinx and its other Affiliates and not a division of FinanciaLinx or any such Affiliates. The Servicer shall, to the extent within its control as Financial Services Agent, take all action necessary to ensure that the Issuer complies with Section 4.5 of the 2011-A Indenture Supplement. The Servicer shall take all action necessary to ensure that the Company shall not take any of the following actions:

(i) engage in any business other than that contemplated by the Organizational Documents of the Company or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly or indirectly related to the transactions contemplated by the Basic Documents, any Supplement or any of the Related Documents; and

(ii) issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any obligations, liabilities or responsibilities other than as set forth in or otherwise permitted by the Basic Documents or any of the Related Documents.

SECTION 2.22 Servicer Advances. If, as of the end of any Collection Period, the payments received during such Collection Period by or on behalf of a Lessee in respect of a 2011-A Lease Agreement shall be less than the Monthly Payment required under such Lease Agreement for such period, then the Servicer may, but need not, deposit to the 2011-A Borrower Note Collection Account on the related Payment Date an amount equal to such Monthly Payment minus the amount actually received on such 2011-A Lease Agreement during such Collection

Period (each, a “Servicer Advance”) as an advance to the Borrower repayable in accordance with the terms of the 2011-A Borrower Note Supplement. The Servicer shall not be obligated to make any Servicer Advance. Any such advance shall be deemed to constitute the receipt of the related Collection for all purposes hereof.

ARTICLE III

MISCELLANEOUS

SECTION 3.1 Termination of 2011-A Servicing Supplement. This 2011-A Servicing Supplement (and, accordingly, the Basic Servicing Agreement insofar as it relates to the 2011-A Borrower Note) will be terminated in the event that the Basic Servicing Agreement is terminated in accordance therewith or with the Issuer’s consent, which consent shall only be given if directed by the Indenture Trustee or the Administrative Agents to do so, in each case, acting at the written direction of the Required Noteholders, and may also be terminated at the option of the Servicer or the Company at any time following the payment in full of the 2011-A Borrower Note.

SECTION 3.2 Amendment.

(a) This 2011-A Servicing Supplement (and, accordingly, the Basic Servicing Agreement, insofar as it relates to the 2011-A Borrower Note) may be amended by the parties hereto.

(b) The parties hereto acknowledge and agree that the right of the Issuer to consent to any amendment of this 2011-A Servicing Supplement is subject to the terms and provisions of Section 4.10 of the 2011-A Indenture Supplement and that any consent provided by the Issuer in violation of such terms and provisions shall be of no force or effect hereunder.

SECTION 3.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to otherwise applicable principles of conflicts of law.

SECTION 3.4 Relationship of 2011-A Servicing Supplement to Other Documents. In the event of any actual conflict between the provisions of this 2011-A Servicing Supplement and the Basic Servicing Agreement, with respect to the servicing of any 2011-A Borrower Note Assets, the provisions of this 2011-A Servicing Supplement shall prevail. This 2011-A Servicing Supplement shall supplement the Basic Servicing Agreement as it relates to the 2011-A Borrower Note and the 2011-A Designated Pool and not to any other Borrower Note or Designated Pool or the Residual Pool.

SECTION 3.5 Amendments to Organizational Documents. Each of the Company and the Servicer hereby covenants that for so long as the 2011-A Trust Notes are Outstanding it will not amend or permit the amendment of Part 2 of the Schedule of Other Provisions to the Articles of Incorporation of the Company unless it has received the written consent of the Issuer (which consent shall only be given if directed to do so by the Indenture Trustee or the Administrative Agents, in each case, acting at the written direction of the Required Noteholders) to enter into such amendment, which consent and directions shall not be unreasonably withheld but which may be reasonably conditioned.

SECTION 3.6 Notices. For purposes of the 2011-A Servicing Agreement, all demands, notices, directions, requests and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class mail, postage prepaid, hand delivery, prepaid courier service, or facsimile transmission, and addressed in each case as follows: (i) if to the Servicer or the Financial Services Agent: FinanciaLinx Corporation Suite 600, 2001 Sheppard Ave. East, Toronto, ON, M2J 4Z8 Facsimile No.: 416-753-4115 Attention: Howard Cobham with a copy to AmeriCredit Financial Services Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102 Attention: Executive Vice President, Structured Finance, Facsimile: 817-302-7897 (ii) if to the Issuer, GMF Canada Leasing Trust c/o Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1, Attention: Manager, Corporate Trust, with a copy to each of the Financial Services Agent and the Administrative Agents, and to AmeriCredit Financial Services Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102 Attention: Executive Vice President, Structured Finance, Facsimile: 817-302-7897, (iii) if to the Company: GM Financial Canada Leasing Ltd. Suite 600, 2001 Sheppard Ave. East, Toronto, ON, M2J 4Z8 Facsimile No.: 416-753-4115 Attention: Howard Cobham, with a copy to the Servicer and to AmeriCredit Financial Services Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102 Attention: Executive Vice President, Structured Finance, Facsimile: 817-302-7897 (iv) if to the Administrative Agents, to BMO Nesbitt Burns Inc., 100 King St. West, 3rd Floor Pod,100 King St. West, 3rd Floor Pod, Toronto, ON, M5X 1H3 Attn: Managing Director, Facsimile No: 416-359-1910, and to Deutsche Bank AG, Canada Branch 199 Bay Street, Suite 4700 Toronto, ON M5L 1E9 Attention: Credit Solutions Group Facsimile No. 416-682-8383 and (v) if to the Indenture Trustee, to BNY Trust Company of Canada, 320 Bay Street, 11th Floor, Toronto, ON, M5H 4A6 Attention: George Bragg, Facsimile No. 416-360-1711. Notices to the other parties to this 2011-A Servicing Supplement shall be delivered as provided in Section 6.5 of the Basic Servicing Agreement.

SECTION 3.7 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement, as applicable, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement.

SECTION 3.8 Binding Effect. The provisions of this 2011-A Servicing Supplement and the 2011-A Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

SECTION 3.9 Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 3.10 Counterparts. This 2011-A Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

SECTION 3.11 Further Assurances. Each party shall take such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this 2011-A Servicing Supplement and the 2011-A Servicing Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

SECTION 3.12 Third-Party Beneficiaries. Except as expressly otherwise provided in this Agreement, the Credit and Security Agreement or any other Related Document, no Person who is not a party hereto shall have any rights hereunder.

SECTION 3.13 [Reserved].

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this 2011-A Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

GM FINANCIAL CANADA LEASING LTD.

By:
Name:
Title:

FINANCIALINX CORPORATION, as Servicer

By:
Name:
Title:

GMF CANADA LEASING TRUST, as Issuer

By:	COMPUTERSHARE TRUST COMPANY OF CANADA, not in its individual capacity, but solely as trustee of GMF CANADA LEASING TRUST, by its Financial Services Agent, FINANCIALINX CORPORATION

By:
Name:
Title:

Signature Page	2011-A Servicing Supplement

DEUTSCHE BANK AG, CANADA BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

BMO NESBITT BURNS INC., as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page	2011-A Servicing Supplement